INVENTORIES (Tables)	12 Months Ended
Dec. 31, 2015
Inventory Disclosure [Abstract]
Schedule of Inventory Valuation Reserve
Inventories at December 31, 2015 and 2014, consisted of work in process at various stages of production and finished goods. This inventory, which consists primarily of mobile communications devices, aeroptic cameras and radars, are valued at the lower of cost or market. The cost of the work in process consists of materials put into production, the cost of labor and an allocation of overhead costs. At December 31, 2015 and 2014, we had reserved $0.1 million and $0.2 million respectively, for certain inventory items where the market has not developed as expected.

Activity in our Inventory Reserve is as follows (In Thousands):
Balance - January 1, 2014	$—
Additions	628
Write-offs	(457)
Balance - December 31, 2014	171
Additions	1,110
Write-offs	(1,210)
Balance - December 31, 2015	$71